9. PROPERTY AND EQUIPMENT	12 Months Ended
Dec. 31, 2012
Notes to Financial Statements
PROPERTY AND EQUIPMENT

Property and equipment as of December 31, 2012 and, 2011 consisted of the following:

	December 31,	December 31,
	2012	2011
Computer equipment	$6,714	$5,356
Tractor	-	-
Service trailer	-	-
AFJ Rig	112,089	-
Subtotal	118,803	5,356

Less:
Accumulated depreciation	(30,920)	(662)
Equipment, net	$87,883	$4,694

The AFJ rig, tractor and service trailer were acquired in the Merger transaction. In connection with the Merger, the Company evaluated the carrying value of the AFJ rig and, based upon the independent third party analysis, recorded an impairment of $254,000 to reduce the carrying value to the estimated fair value.

Depreciation expense for the year ended December 31, 2012 and for the period from inception to December 31, 2011 was $30,258 and $662, respectively, and are included in operating expenses in the accompanying statement of operations.